Avatar Capital Preservation Fund

Class N Shares ZZZNX • Class I Shares ZZZIX

Avatar Tactical Multi-Asset Income Fund

Class N Shares TAZNX • Class I Shares TAZIX

Avatar Absolute Return Fund

Class N Shares ARZNX • Class I Shares ARZIX

Avatar Global Opportunities Fund

Class N Shares GOWNX • Class I Shares GOWIX

 (each a series of Northern Lights Fund Trust III)

Supplement dated March 6, 2014 (effective at the close of business) to the Prospectus dated March 1, 2013

The Board of Trustees of the Avatar Capital Preservation Fund, Avatar Tactical Multi-Asset Income Fund, Avatar Absolute Return Fund and Avatar Global Opportunities Fund (collectively the “Avatar Funds”), each a separate series of the Northern Lights Fund Trust III, has concluded that it is in the best interests of the Avatar Funds and its shareholders that the Avatar Funds cease operations.  The Board has determined to close the Avatar Funds and redeem all outstanding shares on March 28, 2014.

Effective March 6, 2014, the Avatar Funds will not accept any new investments and will no longer pursue its stated investment objective.  The Avatar Funds will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.  Shares of the Avatar Funds are otherwise not available for purchase.

After March 6, 2014 and prior to March 28, 2014, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Avatar Funds is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains.  Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE AVATAR FUNDS PRIOR TO MARCH 28, 2014 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE AVATAR FUNDS AT 1-800-815-4030.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of the Avatar Funds shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated March 1, 2013, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated March 1, 2013, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-800-815-4030.